UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

60 East 42nd Street, Suite 4000, New York, NY 10165

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  May 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

SEMI-ANNUAL REPORT

May 31, 2024

(Unaudited)

Fund Advisor:

Tanaka Capital Management, Inc.

60 East 42nd Street, Suite 4000

New York, NY 10165

Toll Free (877) 4TANAKA

SHAREHOLDER LETTER

May 31, 2024 (UNAUDITED)

Dear Fellow Shareholder,

                                                                                                   July 2024

The 2nd Quarter was another strong period for stocks as tailwinds from an expected soft landing, excitement around Artificial Intelligence (AI), and anticipation of upcoming interest rate cuts by the Federal Reserve drove the S&P 500 to a new all-time high. The market rally this year has been concentrated with a handful of Big Tech names (“Magnificent 7”) up 33% while the remaining 493 stocks in the S&P 500 only achieved modest gains of 5%.

Against this backdrop, the TANAKA Growth Fund was up 6.2% and 11.2% in the calendar 2nd Quarter and 1st Half, respectively, versus gains of 7.1% and 21.0% for the Wilshire 2500 Growth index and 4.3% and 15.3% for the S&P 500. Many of the stocks that drove the Fund’s outperformance in 2023 have further added to gains this year, particularly our basket of Technology companies spanning across the AI technology value chain from the semiconductor chips powering AI algorithms and the tools needed to make these chips to the consumer and enterprise products and services being enhanced by AI. The narrow nature of the market rally left out several of our small, mid, and large-cap stock-picks in Clean Energy, Financials, Specialty Pharma, and Industrial Automation, some of which we had added to earlier in the year in anticipation of a market rotation and broadening. We expect this broadening in the market to provide a tailwind in the next 12 months to these holdings that we believe have cheap relative valuations and attractive long-term growth opportunities.

While the strong gains in equities this year have been driven by expanding valuations, we believe the next leg higher for stocks will need support from improved corporate earnings growth, lower interest rates, and broader participation by smaller and non-Tech companies. Stretched valuations and slowing economic growth may warrant some caution, but market momentum can be a powerful force that persists for extended periods, and we would note that such strong performance in the 1st half historically leads to favorable equity returns during the 2nd half of the year. The wide divergence between “winners” and “losers” in this environment creates ample opportunities, in our view, for active managers like ourselves to find great companies at attractive prices that are currently being overlooked but with potential to outperform even if the broader market indices slow.

Investment Outlook

The US economy continues to exceed expectations with support from resilient consumer and business spending offsetting highly restrictive monetary policy. Economic activity has slowed in recent months as pandemic-era excess savings are depleting, however rising real wages, a strong labor market, and a household wealth effect from gains in the stock market should continue to propel the economy forward, in our view. Inflation has come down significantly since its pandemic high of 9% and we believe will continue to trend towards the Fed’s 2% target albeit on a slower and bumpier path. The Federal Reserve has held interest rates steady for almost a year and has indicated that its next move will be a cut, which could happen as early as September.

Conditions for equities continue to be favorable with tailwinds from a slowing but still growing economy, the prospect of upcoming interest rate cuts as inflation eases, expectations for improving corporate earnings, and increased investment behind Artificial Intelligence. With the 1st Half rally driven primarily by expansion in valuations which have limited further runway from here, we believe corporate earnings growth will need to do the heavy lifting for stocks going forward and are encouraged that consensus estimates point to accelerating profit growth through the back half of the year. The highly concentrated nature of the stock market’s gains this year does raise questions about its sustainability so we would like to see more companies begin to participate in the rally. In the near-term, we continue to monitor possible downside risks to equities from elevated valuations, the

Semi-Annual Report | 1

SHAREHOLDER LETTER (CONTINUED)

May 31, 2024 (UNAUDITED)

potential for rates to remain higher if progress on inflation stalls, a further loss in economic momentum, and escalating geopolitical conflicts. We are also keeping an eye on the upcoming US Presidential election and implications for the fiscal deficit, which is already historically high and may worsen depending on newly proposed policies.

Portfolio Strategy

2024 has been a tale of two markets with AI excitement and sustained higher interest rates creating a greater dispersion between the “haves” and “have nots.” Earlier this year, we modestly trimmed a few of our best performing Tech stocks and redeployed the cash into some of our small- and mid-cap stock-picks that had not yet moved in anticipation of the next phase of the stock market rally, which we believe will be broader and more inclusive. Although Big Tech continued to dominate the rally in the 1st half, we prefer to be early with our portfolio moves and the Fund was still able to benefit from our significant Tech holdings aligned with AI and the Digital Revolution, which make up almost half of our portfolio. We continue to believe that the proliferation of Artificial Intelligence is only in its early stages with massive ongoing investments in computing infrastructure by leading Tech companies including Tesla, which is spending $10 Billion on AI training and inference this year alone, and payoffs from the technology just beginning to be realized across industries as exemplified by JP Morgan’s citation of $1 Billion in benefits to its business from AI in 2023 and its prediction that Generative AI could add 10% to global GDP.

Concentration in today’s market does not last forever and we believe it is only a matter of time before stocks outside the select group of mega-cap Tech companies begin to generate better performance. As such, we feel optimistic about our portfolio’s positioning, which we believe gives us two ways to win with meaningful exposure to the market-leading Tech companies benefiting from AI as well as stock-picks in areas like Clean Energy, Financials, and Specialty Pharma that have not yet moved but may participate more if the market broadens, which becomes more likely as the Fed begins to cut interest rates. We also continue to own Blue Chip holdings that help balance the portfolio with more stable earnings and provide some downside protection in the event of a weaker market environment. We will continue to look for new names to keep the portfolio fresh with a bias towards underappreciated Platform Growth™ companies that are soon approaching inflection points in their earnings and cash flow generation and may also provide diversification from our current holdings. Although the market is at an all-time high and downside risks are present, we remind shareholders that time in the market is a much more effective long-term investment strategy than trying to time the market and therefore we prefer to keep our portfolio largely invested through economic and market cycles.

Review of Fiscal 2nd Quarter

In the Fund’s fiscal 2nd Quarter ending 5/31/24, the Fund was up 8.5% vs. gains of 4.5% and 3.9% for the Wilshire 2500 Growth and S&P 500 indexes. For the fiscal 1st Half ending 5/31/24, the Fund was up 15.8% vs. gains of 19.8% and 16.4% for the Wilshire 2500 Growth and S&P 500 indexes.

The largest contributors to the Fund’s gains in the quarter were many of the same stocks that drove our outperformance in 2023: Technology and Uranium. Our Semiconductor and Semi Capital Equipment companies continue to benefit from surging demand for high-performance computing and memory chips tied to the proliferation of Artificial Intelligence across more industries while our top Consumer Electronics holding rebounded after unveiling new Generative AI features to be rolled out across its lineup of smartphones, tablets, and laptops. Our Uranium stocks gained in the quarter as the momentum behind nuclear power received an additional boost from the growing recognition by utilities and cloud companies that more baseload electricity is required to support the power

Semi-Annual Report | 2

SHAREHOLDER LETTER (CONTINUED)

May 31, 2024 (UNAUDITED)

needs of new AI-focused data centers. Our portfolio also benefited from our recently increased position in a Specialty Pharma company whose commercial drug may be able to treat a patient population 5-10x larger than initially expected following a recent study that unveiled the metabolic disease is far more prevalent in Americans than previously believed.

Gains in the quarter were partially offset by declines in several of our stock-picks that fell out of favor with investors predominantly focused on AI beneficiaries. One of our liquefied natural gas (LNG) infrastructure companies suffered a delay in the start-up of its new LNG plant, however LNG production is about to begin within the next month which should provide a boost to the company’s revenue, earnings and cash flow. Our IT consulting holding saw its growth slow in recent quarters as macroeconomic uncertainty constrained IT budgets, however we believe the growing adoption of AI will be a significant tailwind to its business over the next 5-10 years. Our Private Equity stock-pick underperformed due to modest deal activity and high interest rates but should benefit from a decline in interest rates later in the year. One of our Biotech stocks also lagged but we are looking forward to upcoming commercial launches of new drugs and the advancement of several other medicines in late-stage clinical trials.

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call 1-877-4-TANAKA. TANAKA Growth Fund to:

The TANAKA Growth Fund

c/o Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

Please call or email us if you have any questions. Thank you for your ongoing support!

Graham Tanaka, CFA

Benjamin Bratt, CFA

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4-TANAKA.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4-TANAKA.

60 East 42nd Street, Suite 4000, New York, 10165  P: (212) 490-3380  E-mail: tanaka@tanaka.com  Website: www.tanaka.com

Semi-Annual Report | 3

TANAKA GROWTH FUND

PERFORMANCE ILLUSTRATION

May 31, 2024 (UNAUDITED)

TANAKA Growth Fund (TGFRX)

through May 31, 2024

Comparison of the Growth of a $10,000 Investment in the

TANAKA Growth Fund, Class R and the Wilshire 2500 Growth Index

TANAKA Growth Fund (TGFRX)
Through May 31, 2024

TANAKA Growth Fund, Class R
Wilshire 2500 Growth
Inception Date
12/30/98
Value
$86,000
$76,000
$66,000
$56,000
$46,000
$36,000
$26,000
$16,000
$6,000
Nov-98
Nov-99
Nov-00
Nov-01
Nov-02
Nov-03
Nov-04
Nov-05
Nov-06
Nov-07
Nov-08
Nov-09
Nov-10
Nov-11
Nov-12
Nov-13
Nov-14
Nov-15
Nov-16
Nov-17
Nov-18
Nov-19
Nov-20
Nov-21
Nov-22
Nov-23
Date

	YTD Total Return	One Year Total Return	Five Year Average Annual Return	Ten Year Average Annual Return	Total Average Annual Return Since Inception
	12-31-23 to 05-31-24	05-31-23 to 05-31-24	05-31-19 to 05-31-24	05-31-14 to 05-31-24	12-30-98 to 05-31-24
R-Share	10.43%	45.25%	22.25%	9.38%	6.49%
Wilshire 2500 Growth	14.21%	34.49%	18.78%	14.79%	8.49%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through May 31, 2024. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

The Wilshire 2500 Growth Index is a benchmark of the large and small-sized growth companies in the US equity market. It is a float-adjusted, market capitalization-weighted derivative index of the Wilshire 2500 Index.

Semi-Annual Report | 4

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

May 31, 2024 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology, 47.92%
Cash Equivalent, 0.21%
Communications, 1.67%
Consumer Discretionary, 2.39%
Consumer Staples, 2.97%
Energy, 1.34%
Financials, 14.28%
Health Care, 13.34%
Industrials, 2.10%
Materials, 13.78%

Sectors are based on Bloomberg classifications.

Semi-Annual Report | 5

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

May 31, 2024 (UNAUDITED)

Shares		Value

COMMON STOCKS - 99.86%

Accident & Health Insurance - 4.84%
11,450	Aflac, Inc.	$ 1,029,011

Beverages - 1.32%
1,625	PepsiCo, Inc.	280,962

Cigarettes - 1.65%
3,460	Philip Morris International, Inc.	350,775

Electronic Computers - 11.91%
13,163	Apple, Inc.	2,530,587

General Industrial Machinery & Equipment - 6.05%
32,500	Symbotic, Inc. Class A *	1,285,700

Investment Advice - 4.17%
20,625	The Carlyle Group, Inc.	886,050

Measuring & Controlling Device - 11.01%
10,803	Onto Innovation, Inc. *	2,341,010

Mining & Quarrying of Nonmetallic Minerals - 0.94%
28,500	Energy Fuels, Inc. *	199,500

Miscellaneous Metal Ores - 12.85%
6,500	Cameco Corp. (Canada) #	360,815
268,889	NexGen Energy Ltd. (Canada) # *	2,093,088
39,000	Uranium Energy Corp. *	278,460
		2,732,363
Natural Gas Distribution - 1.34%
11,250	New Fortress Energy, Inc. Class A	285,187

Pharmaceutical Preparations - 13.35%
81,098	Catalyst Pharmaceuticals, Inc. *	1,311,355
41,255	Corcept Therapeutics, Inc. *	1,244,663
7,500	Ionis Pharmaceuticals, Inc. *	281,775
		2,837,793
Radio & TV Broadcasting & Communications Equipment - 5.47%
5,698	Qualcomm, Inc.	1,162,677

Retail-Catalog & Mail-Order Houses - 2.39%
2,880	Amazon.com, Inc. *	508,147

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 6

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2024 (UNAUDITED)

Shares		Value

Security Brokers, Dealers & Flotation Companies - 4.10%
10,760	Stifel Financial Corp.	$ 871,022

Semiconductors & Related Devices - 12.27%
3,870	Applied Materials, Inc.	832,360
1,620	NVIDIA Corp.	1,776,055
		2,608,415
Services-Business Services - 1.56%
290	Accenture PLC Class A (Ireland) #	81,864
560	MasterCard, Inc. Class A	250,359
		332,223
Services-Computer Programming, Data - 1.67%
760	Meta Platforms, Inc. Class A	354,791

Specialty Chemicals - 0.86%
817,334	Nanoco Group PLC (United Kingdom) # *	183,124

Special Industry Machinery - 2.11%
2,850	Chart Industries, Inc. *	447,536

TOTAL FOR COMMON STOCKS (Cost $7,711,665) - 99.86%		21,226,873

SHORT-TERM INVESTMENTS - 0.21%
43,980	Huntington Conservative Deposit Account 5.18% **	43,980
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $43,980) - 0.21%		43,980

TOTAL INVESTMENTS (Cost $7,755,645) - 100.07%		21,270,853

LIABILITIES LESS OTHER ASSETS, NET - (0.07%)		(14,726)

NET ASSETS - 100.00%		$21,256,127

* Non-income producing securities during the period.

** The Conservative Deposit Account ("CDA") is a short-term investment vehicle in which the Fund holds cash balances. The CDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount.The coupon rate shown represents the yield at May 31, 2024.

# Total value for foreign common stock is $2,718,891, representing 12.79% of net assets.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 7

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2024 (UNAUDITED)

Assets:
Investments, at Value (Cost $7,755,645)	$21,270,853
Receivables:
Dividends and Interest	13,346
Shareholder Subscriptions	1,000
Prepaid Expenses	13,370
Total Assets	21,298,569
Liabilities:
Due to Advisor	19,327
Shareholder Redemptions	3,133
Directors' Fees	2,227
Audit Fees	8,978
Custody Fees	573
Distribution (12b-1) Fees	3,974
Printing and Mailing Fees	434
Transfer Agent and Fund Accounting Fees	2,965
Miscellaneous Fees	831
Total Liabilities	42,442
Net Assets	$21,256,127

Net Assets Consist of:
Paid-In Capital	$ 7,784,434
Distributable Earnings	13,471,693
Net Assets, for 464,677 Shares Outstanding	$21,256,127

Net Asset Value and Offering Price Per Share	$ 45.74

Minimum Redemption Price Per Share ($45.74*0.98) (Note 6) (a)	$ 44.83

(a) A minimum redemption fee of 2% is imposed in the event of certain redemption transactions occurring within 5 days of purchase.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 8

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the six months ended May 31, 2024 (UNAUDITED)

Investment Income:
Dividends	$ 66,568
Interest	12,050
Total Investment Income	78,618

Expenses:
Advisory	104,453
Distribution (12b-1) Fees	26,113
Transfer Agent and Fund Accounting	19,851
Administrative	10,445
Legal	9,147
Audit	8,979
Registration	12,216
Printing and Mailing	4,017
Custody Fees	1,400
Directors' Fees	5,084
Miscellaneous	2,847
Insurance	4,771
Total Expenses	209,323

Net Investment Loss	(130,705)

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments and Foreign Currency Transactions	2,040,635
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	1,107,468
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:	3,148,103

Net Increase in Net Assets Resulting from Operations	$3,017,398

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 9

TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	5/31/2024	11/30/2023
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (130,705)	$ (182,881)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,040,635	(1,129,390)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	1,107,468	6,320,813
Net Increase in Net Assets Resulting from Operations	3,017,398	5,008,542

Total Distributions Paid to Shareholders
Realized Gains	-	(16,243)
Return of Capital	-	-
Total Distributions	-	(16,243)

Capital Share Transactions (Note 6)	(2,592,185)	373,160

Total Increase	425,213	5,365,459

Net Assets:
Beginning of Period/Year	20,830,914	15,465,455

End of Period/Year	$21,256,127	$20,830,914

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 10

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year/period.

(Unaudited) Six Months Ended 5/31/2024	11/30/2023	11/30/2022	11/30/2021	11/30/2020	11/30/2019
Net Asset Value, at Beginning of Year/Period	$ 39.51	$ 29.65	$ 40.09	$ 24.71	$ 19.94	$ 19.52
Income From Investment Operations:						
Net Investment Loss *	(0.26)	(0.35)	(0.37)	(0.64)	(0.29)	(0.27)
Net Gain (Loss) on Securities (Realized and Unrealized) ****	6.49	10.24	(7.42)	16.02	5.06	0.69
Total from Investment Operations	6.23	9.89	(7.79)	15.38	4.77	0.42
Distributions:						
Realized Gains	-	(0.03)	(2.65)	-	-	-
Return of Capital	-	-	- †	-	-	-
Total from Distributions	-	(0.03)	(2.65)	-	-	-
Redemption Fees ***	-	-	-	- †	-	-
Net Asset Value, at End of Year/Period	$ 45.74	$ 39.51	$ 29.65	$ 40.09	$ 24.71	$ 19.94
Total Return **	15.77% (b)	33.41%	(20.58)%	62.24%	23.92%	2.15%
Ratios/Supplemental Data:						
Net Assets at End of Year/Period (Thousands)	$ 21,256	$ 20,831	$ 15,465	$ 22,638	$ 11,082	$ 9,966
Before Waivers or Recoupments						
Ratio of Expenses to Average Net Assets	2.00% (a)	2.15%	2.14%	1.98%	2.70%	2.66%
Ratio of Net Investment Loss to Average Net Assets	(1.25)% (a)	(1.08)%	(1.19)%	(1.37)%	(1.69)%	(1.65)%
After Waivers or Recoupments						
Ratio of Expenses to Average Net Assets	2.00% (a)	2.15%	2.14%	2.19%	2.45%	2.45%
Ratio of Net Investment Loss to Average Net Assets	(1.25)% (a)	(1.08)%	(1.19)%	(1.58)%	(1.44)%	(1.44)%
Portfolio Turnover	6.34% (b)	8.60%	7.65%	37.50%	15.08%	4.94%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends, if any.

*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.

**** Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

†  Amount less than $0.005 per share.

(a) Annualized.

(b) Not Annualized.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report | 11

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2024 (UNAUDITED)

NOTE 1. ORGANIZATION

The TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation (the "Company") on November 5, 1997; the Fund commenced operations on December 30, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NON-DIVERSIFICATION RISK: As a non-diversified fund, the Fund may invest larger positions in small number of companies of its total assets. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The Fund's performance may be affected disproportionately by the performance of relatively few stocks.  In addition, the volatility of the Fund may be greater than the overall volatility of the market.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020-2022) or expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended May 31, 2024, the Fund did not incur any interest or penalties.

Semi-Annual Report | 12

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2024 (UNAUDITED)

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from its ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates - The   preparation of financial   statements in conformity   with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The

Semi-Annual Report | 13

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2024 (UNAUDITED)

Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors (the “Board”) has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has designated the Advisor as the valuation designee in accordance with Rule 2a-5 of the Investment Company Act of 1940.

Fair Value Pricing – Under certain circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close. However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced. Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar

Semi-Annual Report | 14

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2024 (UNAUDITED)

instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship, and are categorized in Level 2.

Fixed income securities (convertible bonds) - The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value. These securities will be categorized in Level 1 of the fair value

Semi-Annual Report | 15

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2024 (UNAUDITED)

hierarchy. Money market funds are valued at their net asset value of $1 per share and are categorized in Level 1.

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of May 31, 2024:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 21,226,873	$ -	$ -	$ 21,226,873
Short-Term Investments	43,980	-	-	43,980
	$ 21,270,853	$ -	$ -	$ 21,270,853

*Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund. The Advisor was organized as a Delaware corporation in 1986. Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended May 31, 2024, the Advisor earned a fee of $104,453 from the Fund. At May 31, 2024, the Fund owed the Advisor $17,540 for management fees.

Pursuant to a written expense limitation agreement, the Fund's Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses), so that the Fund’s ratio of total annual operating expenses is limited to 2.45% for Class R shares. The expense limitation agreement is effective on an annual basis and may be terminated only by the Board of Trustees by providing 90 days notice, or if the Adviser ceases to serve as adviser to the Fund. The Adviser is entitled to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and (ii) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded for Class R Shares. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. For the six months ended May 31, 2024, the Advisor recouped no fees.

Semi-Annual Report | 16

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2024 (UNAUDITED)

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund. For the six months ended May 31, 2024, the Advisor earned a fee of $10,445 from the Fund under the Administrative Agreement. At May 31, 2024, the Fund owed the Advisor $1,787 for administrative fees.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized (each such plan, a "Distribution Plan") as amended and approved on December 14, 2020. The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to brokers, dealers and other financial institutions, including the investment adviser to the “Fund”, (collectively, the “Service Organizations”) for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the six months ended May 31, 2024, were $26,113. For the six months ended May 31, 2024, the Advisor received 12b-1 fees of $14,957 that were used by the Advisor to cover allowable expenses under the Distribution Plan.

NOTE 5. INVESTMENTS

For the six months ended May 31, 2024, purchases and sales of investment securities, excluding short-term investments were as follows:

Amount
Purchases	$ 1,289,397
Sales	$ 3,062,561

NOTE 6. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital share transactions for the six months ended May 31, 2024 and year ended November 30, 2023, respectively, were as follows:

	Six Months Ended 5/31/24		Year Ended 11/30/23
	Shares	$ Amount	Shares	$ Amount
Shares sold	34,115	$ 1,398,790	62,018	$ 2,268,274
Shares reinvested	-	-	575	15,806
Shares redeemed	(96,634)	(3,990,975)	(57,043)	(1,910,920)
Net increase (decrease)	(62,519)	$ (2,592,185)	5,550	$ 373,160

For the six months ended May 31, 2024, the shares redeemed amounts include account servicing fees of $1,551 which were used to offset Transfer Agent fees on the Statement of Operations.

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For

Semi-Annual Report | 17

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2024 (UNAUDITED)

the six months ended May 31, 2024 and year ended November 30, 2023, no redemption fees were collected from shareholder transactions.

NOTE 7.   TAX MATTERS

As of November 30, 2023, unrealized appreciation (depreciation) and cost of investment securities on a tax basis, were as follows:

Gross unrealized appreciation on investment securities	$ 12,701,532
Gross unrealized depreciation on investment securities	(305,498)
Net unrealized appreciation on investment securities	$ 12,396,034

Tax Cost of investment securities *	$ 8,451,810

* Includes short-term investment.

The difference between book and tax unrealized is mainly attributable to the tax deferral of wash sales.

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2023, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$12,396,034
Ordinary Late Year Losses	(164,674)
Capital Loss Carryforwards non-expiring	(1,777,065)
Total Distributable Earnings, Net	$10,454,295

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and late year losses are determined only at the end of each fiscal year.  As of November 30, 2023, the Fund elected to defer ordinary late year losses as indicated in the chart below.

Ordinary Late Year Losses Deferred	$ 164,674

As of November 30, 2023, the Fund recorded permanent book/tax differences of $206,717 from distributable earnings (an increase to distributable earnings) to paid-in-capital (a decrease to paid-in-capital) due to net operating losses and a taxable overdistribution.

As of November 30, 2023, the Fund has capital loss carryforwards available for federal income tax purposes, which can be used to offset future capital gains indefinitely, as follows:

Long-term non-expiring	$ 947,128
Short-term non-expiring	829,937
Total	$ 1,777,065

Semi-Annual Report | 18

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2024 (UNAUDITED)

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

For the year ended November 30, 2023, there was a long-term capital gain distribution of $16,243 paid.

For the year ended November 30, 2022, there was a long-term capital gain and return of capital distribution of $1,362,704 and $343, respectively, paid.

NOTE 8.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 9.  SECTOR RISK

If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.  For example, to the extent the Fund is overweighted in the technology sector it will be affected by developments affecting the applicable sector.  The sector is subject to changing government regulations that may limit profits and restrict services offered. Companies in this sector also may be significantly affected by intense competition. In addition, technology products may be subject to rapid obsolescence.

NOTE 10.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no further events requiring disclosure or adjustment.

Semi-Annual Report | 19

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

May 31, 2024 (UNAUDITED)

Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. Please note that the expenses shown in the table are meant to highlight your ongoing costs (in dollars) only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2023 through May 31, 2024.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2023	May 31, 2024	December 1, 2023 to May 31, 2024

Actual	$1,000.00	$1,157.68	$10.79
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.00	$10.08

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Semi-Annual Report | 20

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2024 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (75)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Scott D. Stooker (70)	Director (since 2021)	Retired; President of First Team Communications from 1993 to 2004, a marketing communications firm.	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (75)*	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	Council for Economic Education since 2018.
Benjamin M. Bratt (31)	Treasurer, Secretary, CFO and CCO (since 2015)	Analyst at Tanaka Capital Management, Inc., Mutual Fund Services at Brown Brothers Harriman & Co.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

For the six months ended May 31, 2024, David M. Fox and Scott D. Stooker were each paid $2,500, respectively.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 60 East 42nd Street, Suite 4000, New York, New York 10165.

Semi-Annual Report | 21

TANAKA GROWTH FUND

ADDITIONAL INFORMATION

May 31, 2024 (UNAUDITED)

The Fund’s Statement of Additional Information (SAI) includes additional information about the Directors and Officers and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended May 31, 2024, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Semi-Annual Report | 22

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Scott D. Stooker

OFFICERS

Graham Y. Tanaka

Benjamin M. Bratt

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

60 East 42nd Street, Suite 4000

New York, NY 10165

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

LEGAL COUNSEL

David Jones, Esquire

395 Sawdust Rd., #2137

The Woodlands, TX 77380

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at Tanaka Funds, Inc., 60 East 42nd Street, Suite 4000, New York, NY  10165.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     July 17, 2024

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date  July 17, 2024

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date  July 17, 2024

* Print the name and title of each signing officer under his or her signature.